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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2004

Nortek Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-6112	16-1638891
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

50 Kennedy Plaza, Providence, Rhode Island		02903-2360
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1   Press release, dated August 3, 2004.

Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 3, 2004, Nortek Holdings, Inc. publicly announced its results of operations for its second quarter ended July 3, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This information is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       NORTEK HOLDINGS, INC.

By: /s/Edward J. Cooney
Name: Edward J. Cooney
Title: Vice President and Treasurer

Date: August 3, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release, dated August 3, 2004.